SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:  May 10, 1999
(Date of earliest event reported)

Commission File No. 333-62671


               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.


    North Carolina                                     56-1643598
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(State of Incorporation)                 (I.R.S. Employer Identification No.)

One First Union Center
Charlotte, North Carolina                                28228-0600
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(Address of principal executive offices)                 (Zip Code)

                                (704) 374-6161
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             (Registrant's Telephone Number, including area code)

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             (Former name, former address and former fiscal year,
                        if changed since last report)





ITEM 5.  Other Events

Item 5.       Other Events

Filing of Computational Materials.

     In connection with the proposed offering of First Union Commercial Mortgage Securities, Inc. Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2, Chase Securities Inc. ("CSI"), as underwriter, has prepared certain materials (the "CSI Computational Materials") for distribution to its potential investors. Similarly, First Union Capital Markets Corp. ("First Union"), as underwriter, has prepared certain materials (the "First Union Computational Materials") for distribution to its potential investors. Although First Union Commercial Mortgage Securities, Inc. (the "Company") provided First Union and CSI with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSI Computational Materials, which are listed as Exhibit 99.1 hereto and the First Union Computational Materials, which are listed as Exhibit 99.2 hereto, are being filed in paper format on Form SE dated May 20, 1999.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits


Item 601(a)
of Regulation
S-K Exhibit No.          Description
--------------           -----------

99.1                     CSI Computational Materials filed on Form SE dated
                         May 20, 1999.

99.2 First Union Computational Materials filed on Form SE dated May 20, 1999.






                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST UNION COMMERCIAL
                                             MORTGAGE SECURITIES, INC.


                                          By:  /s/ Craig Lieberman
                                               --------------------------
                                               Name:  Craig Lieberman
                                               Title: Vice President


Dated:  May 20, 1999




Exhibit Index


Exhibit                                                             Page

99.1     CSI Computational Materials filed on Form SE dated
         May 20, 1999.                                               6

99.2     First Union Computational Materials filed on Form SE
         dated May 20, 1999                                          7





             IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THESE
               COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.


                                 EXHIBIT 99.1
                          CSI COMPUTATIONAL MATERIALS

                                      for

               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

                           Commercial Mortgage Trust

         Commercial Mortgage Pass-Through Certificates, Series 1999-C2







             IN ACCORDANCE WITH RULE 311 OF REGULATION S-T, THESE
               COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER.


                                 EXHIBIT 99.2
                      FIRST UNION COMPUTATIONAL MATERIALS

                                      for

               FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.

                           Commercial Mortgage Trust

         Commercial Mortgage Pass-Through Certificates, Series 1999-C2